EXHIBIT 4.5

Number

FLC

4 LICENSING CORPORATION

Shares

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 35104T 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT (1¢) EACH, OF THE COMMON STOCK OF

4Licensing Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

4LICENSING CORPORATION
CORPORATE
SEAL
1970
DELAWARE

Secretary/Assistant Secretary/Treasurer
/Assistant Treasurer

Chief Executive Officer/President/Vice President

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

A full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by the Corporation, without charge, to any stockholder who so requests, upon application to the Transfer Agent named on the face hereof or to the office of the Secretary of the Corporation in New York, New York.

THE CERTIFICATE OF INCORPORATION (THE "CERTIFICATE OF INCORPORATION"), OF 4LICENSING CORPORATION (THE "CORPORATION") CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION IF SUCH TRANSFER WOULD CAUSE (I) THE TRANSFEREE TO BECOME A FIVE PERCENT SHAREHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION), OR (II) CAUSE THE PERCENTAGE STOCK OWNERSHIP (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF A FIVE PERCENT SHAREHOLDER TO INCREASE. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION'S AGENT. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE- REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT – as tenants by the entireties		(Cust)		(Minor)
JT TEN – as joint tenants with right		under Uniform Gifts to Minors
of survivorship and		Act
not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________________________________  hereby sell, assign and transfer unto Shares

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN
EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR
ANY CHANGE WHATEVER.

SIGNATURE(S)  GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.